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                                                                    Exhibit 23.2

                          L.L. BRADFORD & COMPANY, LLC
                   Certified Public Accountants & Consultants
                           3441 South Eastern Avenue
                            Las Vegas, Nevada 89102
                                 (702) 735-5030


May __, 2002

U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  eConnect - Form SB-2